Contact: Larry McCracken
         McDonnell Douglas
         (314) 233-8957
                                                           FOR IMMEDIATE RELEASE

             MCDONNELL DOUGLAS REPORTS SOLID SECOND QUARTER EARNINGS
         ST. LOUIS, July 17, 1997 -- McDonnell Douglas (NYSE: MD) reported 1997 second quarter earnings of $195 million, or 93 cents per share. That compares to earnings of $188 million, or 87 cents per share, in the second quarter of 1996. Costs related to merger activities in the second quarter of 1997 were offset by favorable resolution of state tax issues.

         Net earnings for the first six months of 1997 were $376 million, or $1.79 per share. That compares to earnings of $386 million, or $1.76 per share, in the first six months of 1996. Weighted-average shares outstanding through the first six months in 1997 are lower by 4.5 percent as compared to the same period in 1996, as a result of the Company's stock repurchase plan. The repurchase plan was suspended in December 1996 as a result of the pending merger with The Boeing Company.

         "Solid financial results for the second quarter of 1997 are gratifying," said Harry Stonecipher, president and chief executive officer of McDonnell Douglas. "I am pleased to see that we kept our eye on the ball, and did not let the merger distract us from running our business."

     Total revenues for the second quarter of 1997 were $3.6 billion, up from $3.3 billion in the second quarter of 1996. Revenues increased in all segments, with the largest gain in the military aircraft segment. Total revenues for the first six months of 1997 were $6.8 billion, up from $6.4 billion in the first six months of 1996.

         Cash used by aerospace operations was slightly less than $300 million for the second quarter of 1997, with $655 million used for the first six months of 1997. An increase in inventory, largely in the commercial aircraft segment in advance of deliveries in the second half of 1997, contributed significantly to the use of cash in the first half of 1997.

     Operating earnings for the second quarter of 1997 were $320 million, and totaled $641 million for the first six months of 1997. That compares with $328 million and $675 million, respectively, for the same periods in 1996.

         Operating earnings in the military aircraft segment in the 1997 second quarter were $238 million, compared with $243 million in the second quarter of 1996. Improved earnings in the C-17 and F-15 programs largely offset lower earnings in the F/A-18 program. Earnings in the second quarter of 1996 included an award fee on the development portion of the F/A-18 program. Operating earnings in this segment for the first six months of 1997 were $497 million, compared with $493 million in the 1996 same period.

         Revenues for the military aircraft segment were $2.1 billion for the second quarter of 1997. That compares with $1.9 billion for the same period in 1996. Increased revenues in the F-15, C-17 and classified programs were partially offset by lower revenues in the F/A-18 C/D program. Revenues for the first six months in 1997 and 1996 were $4.0 billion.

         Operating earnings in the missiles, space and electronic systems segment in the 1997 second quarter and first six months were $45 million and $81 million, respectively, compared to $53 million and $111 million in the 1996 same periods. Profit margins in this segment were down two percentage points in the second quarter and three percentage points for the first six months of 1997, as compared to 1996. Expenditures on the Delta III, a launch vehicle currently under development, and lower earnings on the Space Station and Delta II programs caused the decrease during the first six months of 1997.

         Revenues for the missiles, space and electronic systems segment were $587 million for the second quarter of 1997. That compares with $529 million for the same period in 1996. The Delta programs contributed to the higher revenues in the 1997 second quarter. Revenues for the first six months in 1997 and 1996 were $1.1 billion.

         Operating earnings in the commercial aircraft segment in the 1997 second quarter and first six months were $14 million and $18 million, respectively, compared with $18 million and $37 million in the 1996 same periods. Earnings from the sale of spare parts and related services were largely offset by losses from development activities and sale of production aircraft.

         Increased losses in both 1997 quarters on the MD-95 program, currently in development, were in part offset by reduction in cost estimates related to prior deliveries of trijet and twin-jet aircraft. Additionally, earnings in the 1996 first quarter included recoveries from an insurance carrier related to environmental coverage at several sites, and in the 1996 second quarter included recoveries from an insurance carrier of charges previously expensed related to a 1987 airline accident.

         Revenues for the commercial aircraft segment were $805 million for the second quarter and $1.4 billion for the first six months of 1997, up from $722 million in the second quarter and $1.2 billion in the first six months of 1996. McDonnell Douglas deliveries in the first two quarters of 1997 and 1996 were as follows:

                Three Months Ended           Six Months Ended
                     30 June                     30 June
                1997          1996           1997        1996
                ----          ----           ----        ----

     MD-80        8             3              8           7
     MD-90        4             1             11           4
     MD-11        2             4              4           7

One twin jet delivery in the second quarter of 1997, two of the twin jet deliveries in the first quarter of each year and two of the 1996 first quarter trijet deliveries were accounted for as operating leases with minimal revenue recorded on such transactions at the time of delivery.

         McDonnell Douglas received one MD-11 trijet order in the second quarter of 1997. On June 30, 1997, McDonnell Douglas had firm orders for 21 MD-80 twin jets, 96 MD-90 twin jets, 50 MD-95 twin jets, and 17 MD-11 trijets.

         Operating earnings in the financial services and other segment were $23 million for the second quarter and $45 million in the 1997 first six months, compared with $14 million and $34 million, respectively, in the 1996 same periods. Revenues in this segment were up $10 million during the quarter to $97 million and were $198 million for the first six months of 1997, $24 million higher than in the first six months of 1996. The earnings and revenue growth reflects the corporation's continued focus on growing this segment of its business.

         Interest expense totaled $21 million in the second quarter of 1997, down from $31 million in the second quarter of 1996. The decrease in 1997 largely reflects interest reductions associated with favorable resolution of prior years' state tax issues.

         Pension income totaled $39 million in the second quarter and $79 million in the 1997 first six months, compared with $33 million and $65 million in the same periods of 1996. The increase is associated with a higher level of plan assets.

         McDonnell Douglas had firm backlog of $21.9 billion on June 30, 1997, compared with $23.7 billion on Dec. 31, 1996. Total backlog was $42.2 billion on June 30, 1997, compared with $44.4 billion on Dec. 31, 1996.

     Total employment at McDonnell Douglas was 64,322 on June 30, 1997, compared to 63,873 on Dec. 31, 1996.

MCDONNELL DOUGLAS CORPORATION CONSOLIDATED STATEMENT OF EARNINGS (Amounts in millions, except per share data)

                                               Quarter Ended
                                                  June 30
                                              1997        1996
                                            --------    --------
                                                 Unaudited

Revenues                                    $ 3,559     $ 3,264

Costs and Expenses:
  Cost of products, services and
    rentals                                   2,926       2,640
  General and administrative expenses           187         177
  Research and development                       97          91
  Interest expense:
    Aerospace segments                           21          31
    Financial services and other
      segment                                    33          32
                                            --------    --------
Total costs and expenses                      3,264       2,971
                                            --------    --------
Earnings Before Income Taxes                    295         293

Income taxes                                    100         105
                                            --------    --------
Net Earnings                                $   195     $   188
                                            ========    ========
Earnings Per Share                          $   .93     $   .87
                                            ========    ========
Dividends Declared Per Share                $   .12     $   .12
                                            ========    ========
Weighted-average Shares Outstanding           210.0       217.9
                                            ========    ========

MCDONNELL DOUGLAS CORPORATION CONSOLIDATED STATEMENT OF EARNINGS (Amounts in millions, except per share data)

                                              Six Months Ended
                                                  June 30
                                              1997        1996
                                            --------    --------
                                                 Unaudited

Revenues                                    $ 6,789     $ 6,435

Costs and Expenses:
  Cost of products, services and
    rentals                                   5,533       5,177
  General and administrative expenses           358         346
  Research and development                      191         179
  Interest expense:
    Aerospace segments                           56          62
    Financial services and other
      segment                                    68          62
                                            --------    --------
Total costs and expenses                      6,206       5,826
                                            --------    --------
Earnings Before Income Taxes                    583         609

Income taxes                                    207         223
                                            --------    --------
Net Earnings                               $    376     $   386
                                            ========    ========
Earnings Per Share                          $  1.79     $  1.76
                                            ========    ========
Dividends Declared Per Share                $   .24     $   .24
                                            ========    ========
Weighted-average Shares Outstanding           209.9       220.1
                                            ========    ========

MCDONNELL DOUGLAS CORPORATION
BUSINESS SEGMENT DATA
(Millions of dollars)
                                               Quarter Ended
                                                  June 30
                                              1997        1996
                                            --------    --------
                                                 Unaudited

Revenues
  Military aircraft                         $ 2,065     $ 1,923
  Commercial aircraft                           805         722
  Missiles, space and electronic
    systems                                     587         529
  Financial services and other                   97          87
                                            --------    --------
    Operating revenues                        3,554       3,261

  Non-operating income                            5           3
                                            --------    --------
Total Revenues                              $ 3,559     $ 3,264
                                            ========    ========
Earnings
  Military aircraft                         $   238     $   243
  Commercial aircraft                            14          18
  Missiles, space and electronic
    systems                                      45          53
  Financial services and other                   23          14
                                            --------    --------
    Operating earnings                          320         328

  Corporate and other                            (4)         (4)
  Interest expense                              (21)        (31)
  Income tax expense                           (100)       (105)
                                            --------    --------
Net Earnings                                $   195     $   188
                                            ========    ========

Operating earnings of the financial services and other segment have been reduced by interest expense, an operating expense of that segment.

MCDONNELL DOUGLAS CORPORATION
BUSINESS SEGMENT DATA
(Millions of dollars)
                                              Six Months Ended
                                                  June 30
                                              1997        1996
                                            --------    --------
                                                 Unaudited

Revenues
  Military aircraft                         $ 4,011     $ 3,962
  Commercial aircraft                         1,429       1,150
  Missiles, space and electronic
    systems                                   1,140       1,137
  Financial services and other                  198         174
                                            --------    --------
    Operating revenues                        6,778       6,423

  Non-operating income                           11          12
                                            --------    --------
Total Revenues                              $ 6,789     $ 6,435
                                            ========    ========
Earnings
  Military aircraft                         $   497     $   493
  Commercial aircraft                            18          37
  Missiles, space and electronic
    systems                                      81         111
  Financial services and other                   45          34
                                            --------    --------
    Operating earnings                          641         675

  Corporate and other                            (2)         (4)
  Interest expense                              (56)        (62)
  Income tax expense                           (207)       (223)
                                            --------    --------
Net Earnings                                $   376     $   386
                                            ========    ========

Operating earnings of the financial services and other segment have been reduced by interest expense, an operating expense of that segment.

MCDONNELL DOUGLAS CORPORATION
BALANCE SHEET
(Millions of dollars)
                                    McDonnell Douglas Corporation
                                    and Consolidated Subsidiaries
                                    -----------------------------
                                           June 30    December 31
                                            1997         1996
                                          --------     ----------
                                          Unaudited
ASSETS

Cash and cash equivalents                 $   167      $ 1,094
Accounts receivable                           942          882
Finance receivables and property
  on lease                                  3,305        3,090
Contracts in process and inventories        3,980        3,486
Prepaid income taxes                            -            -
Property, plant and equipment               1,494        1,453
Investment in Financial Services                -            -
Other assets                                1,740        1,626
                                          --------     --------
    TOTAL ASSETS                          $11,628      $11,631
                                          ========     ========

LIABILITIES AND SHAREHOLDERS' EQUITY

Liabilities
  Accounts payable and accrued expenses   $ 2,472      $ 2,595
  Accrued retiree benefits                  1,109        1,109
  Income taxes                                111           83
  Advances and billings in excess
    of related costs                        1,449        1,310
  Notes payable and long-term debt
    Aerospace segments                      1,168        1,438
    Financial services and other segment    1,877        1,995
                                          --------     --------
                                            8,186        8,530

Minority Interest                              63           63

Shareholders' Equity                        3,379        3,038
                                          --------     --------
    TOTAL LIABILITIES AND
       SHAREHOLDERS' EQUITY               $11,628      $11,631
                                          ========     ========

                                                MDC Aerospace
                                         ------------------------
                                          June 30     December 31
                                             1997         1996
                                         -----------  -----------
                                          Unaudited
ASSETS

Cash and cash equivalents                 $   152      $ 1,077
Accounts receivable                         1,024          964
Finance receivables and property
  on lease                                    544          254
Contracts in process and inventories        3,980        3,486
Prepaid income taxes                          273          278
Property, plant and equipment               1,435        1,391
Investment in Financial Services              413          383
Other assets                                1,652        1,535
                                          --------     --------
    TOTAL ASSETS                          $ 9,473      $ 9,368
                                          ========     ========

LIABILITIES AND SHAREHOLDERS' EQUITY

Liabilities:
  Accounts payable and accrued expenses   $ 2,375      $ 2,470
  Accrued retiree benefits                  1,109        1,109
  Advances and billings in excess
    of related costs                        1,394        1,265
  Notes payable and long-term debt
    Aerospace segments                      1,153        1,423
    Financial services and other segment        -            -
                                          --------     --------
                                            6,031        6,267

Minority Interest                              63           63

Shareholders' Equity                        3,379        3,038
                                          --------     --------
    TOTAL LIABILITIES AND
       SHAREHOLDERS' EQUITY               $ 9,473      $ 9,368
                                          ========     ========

                                             Financial Services
                                           ----------------------
                                            June 30   December 31
                                             1997        1996
                                           --------   -----------
                                           Unaudited
ASSETS

Cash and cash equivalents                  $    15     $    17
Accounts receivable                              -           -
Finance receivables and property
  on lease                                   2,761       2,836
Contracts in process and inventories             -           -
Property, plant and equipment                   59          62
Investment in Financial Services                 -           -
Other assets                                    88          91
                                           --------    --------
    TOTAL ASSETS                           $ 2,923     $ 3,006
                                           ========    ========

LIABILITIES AND SHAREHOLDERS' EQUITY

Liabilities
  Accounts payable and accrued expenses    $   179     $   207
  Accrued retiree benefits                       -           -
  Income taxes                                 384         361
  Advances and billings in excess
    of related costs                            55          45
  Notes payable and long-term debt
    Aerospace segments                          15          15
    Financial services and other segment     1,877       1,995
                                           --------    --------
                                             2,510       2,623

Shareholders' Equity                           413         383
                                           --------    --------
    TOTAL LIABILITIES AND
       SHAREHOLDERS' EQUITY                $ 2,923     $ 3,006
                                           ========    ========

As used on this page, "MDC Aerospace" represents the consolidation of McDonnell Douglas Corporation and its subsidiaries other than McDonnell Douglas Financial Services Corporation (MDFS) and McDonnell Douglas Realty Company (MDRC), which are presented on a one-line basis as Investment in Financial Services. "Financial Services" means MDFS and all of its affiliates and associated companies and MDRC. Transactions between MDC Aerospace and Financial Services have been eliminated from the "McDonnell Douglas Corporation and Consolidated Subsidiaries" columns.

MCDONNELL DOUGLAS CORPORATION
(Amounts in millions, except for ratios and deliveries)


CAPITAL STRUCTURE

                                         June 30, 1997
                             ------------------------------------
                                           Unaudited

                                           Financial
                                           Services
                             Aerospace     and Other
                             Segments       Segment        Total
                             ---------     ---------     --------
Debt                          $1,168        $1,877        $3,045
                             =======       =======       =======
Equity                        $2,966        $  413        $3,379
                             =======       =======       =======
Debt-to-equity ratio             .39          4.54
                             =======       =======
Common Shares outstanding                                  210.0
                                                         =======

                                       December 31, 1996
                             ------------------------------------
                                           Financial
                                           Services
                             Aerospace     and Other
                             Segments       Segment        Total
                             ---------     ---------     --------
Debt                          $1,438        $1,995        $3,433
                             =======       =======       =======
Equity                        $2,655        $  383        $3,038
                             =======       =======       =======
Debt-to-equity ratio             .54          5.21
                             =======       =======
Common Shares outstanding                                  209.6
                                                         =======

COMMERCIAL AIRCRAFT DELIVERIES

                 Three Months Ended        Six Months Ended
                      June 30                  June 30
                  1997       1996          1997       1996
                 ------     ------        ------     ------
  MD-80             8          3             8          7
  MD-90             4          1            11          4
  MD-11             2          4             4          7

MCDONNELL DOUGLAS CORPORATION
CONSOLIDATED STATEMENT OF CASH FLOWS
(Millions of dollars)

                                               Six Months Ended
                                                   June 30
                                               1997        1996
                                             --------    --------
                                                   Unaudited
OPERATING ACTIVITIES
  Net earnings                               $   376     $   386
  Adjustments to reconcile net earnings
    to net cash provided (used)by
    operating activities:
      Depreciation and amortization              131         130
      Pension income                             (79)        (65)
      Changes in other operating assets and
        liabilities                             (528)       (252)
                                             --------   --------
    NET CASH PROVIDED (USED) BY OPERATING
      ACTIVITIES                                (100)        199

INVESTING ACTIVITIES
  Property, plant and equipment acquired        (135)        (87)
  Finance receivables and property on
    lease                                       (251)       (318)
  Other                                           (3)         (6)
                                             --------   --------
    NET CASH USED BY INVESTING
      ACTIVITIES                                (389)       (411)

FINANCING ACTIVITIES
  Net change in borrowings (maturities
    90 days or less)                              12          33
  Debt having maturities more than
    90 days:
      New borrowings                              66         366
      Repayments                                (466)       (156)
  Common shares purchased                          -        (377)
  Dividends paid                                 (50)        (49)
                                             --------   --------
    NET CASH USED BY FINANCING
      ACTIVITIES                                (438)       (183)
                                             --------   --------
    DECREASE IN CASH AND CASH
      EQUIVALENTS                               (927)       (395)

Cash and cash equivalents at beginning
  of year                                      1,094         797
                                             --------   --------

Cash and cash equivalents at end of
  period                                     $   167     $   402
                                             ========   ========